SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        January 27, 2004
                                                 -------------------------------



                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                       333-110968               52-1495132
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(State or other jurisdiction    (Commission File Number)      (I.R.S.Employer
     of incorporation)                                       Identification No.)



343 Thornall Street,  Edison,  New Jersey                           08837
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code         (732) 205-0600
                                                    ----------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to Chase Mortgage Finance Corporation (the "Company") by J.P. Morgan Securities Inc. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2004-S1 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-110968) (the "Registration Statement"). The Company hereby incorporates the attached Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.      Financial Statements and Exhibits
             ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------------                   -----------

            (99)                                Computational Materials
                                                prepared by J.P. Morgan
                                                Securities Inc. in connection
                                                with certain classes of the
                                                Chase Mortgage Finance
                                                Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 2004-S1.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MORTGAGE FINANCE CORPORATION



January 28, 2004
----------------
                                   By:  /s/  Eileen Lindblom
                                        ----------------------------------------
                                        Eileen Lindblom
                                        Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

   (99)           Computational Materials prepared                (E)
                  by J.P. Morgan Securities Inc. in
                  connection with certain classes of the
                  Chase Mortgage Finance Corporation,
                  Multi-Class Mortgage Pass-Through
                  Certificates, Series 2004-S1.